RISK MANAGEMENT	6 Months Ended
Jun. 30, 2024
Risk Management [Abstract]
RISK MANAGEMENT	RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT
The Group’s activities potentially expose it to a variety of financial risks: market risk (foreign exchange risk and cash flow and fair value interest rate risk), credit risk and liquidity risk. The management of the Group’s financial risk is based on a financial policy approved by the Company’s board of directors. The Group did not make use of derivative financial instruments to hedge risk exposures during the periods presented.

(A) Market Risk
Foreign Exchange Risk
Foreign currency risk is the risk that the fair value of future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. The risk arises from future commercial transactions and recognized assets and liabilities which are denominated in a currency that is not the respective group companies’ functional currencies. The currencies in which transactions and balances are primarily denominated are the Euro (“EUR”), US dollar (“USD”) and British Pound Sterling (“GBP”). Management performs ongoing assessments of foreign currency fluctuations on financial results; however, the Group does not enter into any derivative financial instruments to manage its exposure to foreign currency risk.
As of June 30, 2024 and 2023, the Group’s exposure to foreign exchange risks was primarily through cash and working capital balances held by its entities which have the Euro as the functional currency. These balances included USD-denominated net (liabilities) assets of $(12,104) and $7,558 and GBP-denominated net assets of $2,262 and $5,221 as of June 30, 2024 and 2023, respectively. Based on the sensitivity analyses performed, movements in USD and GBP exchange rates to EUR by 10% would result on average in gains or losses of $1,259 and $232, respectively, to the Group’s net profit (loss) for the six months ended June 30, 2024 (2023: $763 and $525). Management anticipates 10% is a reasonable extent of currency fluctuations in the foreseeable future.

Cash Flow and Fair Value Interest Rate Risk

Interest rate risk is the risk that the future cash flows of a financial instrument will fluctuate because of changes in market interest rate. The Group’s exposure to interest rate risk as of June 30, 2024 arises from non-current borrowings at variable rates. The Group regularly monitors its interest rate risk and considers it not to be significant in the context of profits generated from operations.

Credit Risk
Credit risk arises from cash and cash equivalents and trade and other receivables. The exposure as of the reporting date was as follows:

	As of June 30, 2024	As of December 31, 2023
Trade and other receivables (excluding prepayments)	19,235	20,136
Cash and cash equivalents	7,523	25,429
	26,758	45,565
For the three and six months ended June 30, 2024, no single customer generated at least 10% of the Group’s total revenue for the period. For the three and six months ended June 30, 2023, revenues generated from the largest single customer accounted for 18% and 14%, respectively, of the Group’s total revenue for the period.

The Group has the following financial assets that are subject to the expected credit loss model: trade receivables and other financial assets carried at amortized cost. The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”) which uses a lifetime expected loss allowance for all trade receivables. The expected loss rates are based on the historical credit losses experienced over a recent twelve-month period. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors (such as GDP growth, inflation rate and unemployment forecasts) affecting the ability of the customers to settle the receivables.
The aging of trade receivables that are past due but not impaired is shown below:

	As of June 30, 2024	As of December 31, 2023
Between one and two months	2,022	264
Between two and three months	804	849
More than three months	1,007	1,212
	3,833	2,325
The Company recognized a specific provision of $466 on trade receivables as of June 30, 2024 (December 31, 2023: $681 and June 30, 2023: $374).
The activity in the credit loss allowance was as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Balance at the beginning of the period	1,683	1,537	1,757	877
Movements in credit loss allowance	666	118	626	767
Write offs	(204)	—	(204)	—
Translation effect	(57)	(97)	(91)	(86)
Balance at the end of the period	2,088	1,558	2,088	1,558

The increase in trade and other receivables and in the credit loss allowance during the three and six months ended June 30, 2024 and June 30, 2023 was a result of the overall business growth and increase in aged trade receivables.

For the three and six months ended June 30, 2024, the Company wrote off receivables from customers with a total value of $75; the balances were not previously specifically provided.

The Group actively manages credit limits and exposures in a practical manner such that past due amounts receivable from the operator customers are within controlled parameters. Management assesses the credit quality of the operators, taking into account their financial position, past experience and other factors. The Group’s receivables are principally in respect of transactions with operators for whom there is no recent history of default. Management does not expect significant losses from non-performance by these operators above the ECL provision. Management believes that the Group was not exposed to significant credit risk as at the end of the current reporting period.

The Group monitors intra-group credit exposures at the individual entity level on a regular basis and ensures timely performance in the context of its overall liquidity management. Management concluded the Group’s exposure to credit losses on intra-group receivables were immaterial.

As cash and cash equivalents are held with major financial institutions, any credit risk is deemed to be immaterial. The IFRS 9 assessment conducted for these balances did not identify any material impairment loss as of June 30, 2024 or June 30, 2023.
Liquidity Risk

The Group is exposed to liquidity risk in relation to meeting future obligations associated with its financial liabilities, which are predominantly comprised of trade and other payables (Notes 16) and borrowings (Note 14). Prudent liquidity risk management includes maintaining sufficient cash and committed credit lines to ensure the availability of adequate funding to meet the Group’s obligations when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to its reputation.

Management monitors liquidity risk by continual observation of cash inflows and outflows. To improve the net cash inflows and maintain cash balances at a specified level, management ensures that no additional financing facilities are expected to be required over the coming year. In this respect, management does not consider liquidity risk to the Group as significant when taking into account the liquidity management process referred to above.

The following table summarizes the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments. Balances due in less than 1 year equal their carrying values (except for deferred consideration and contingent consideration) as the impact of discounting is insignificant.

	Less than 1 year	Between 1 and 2 years	More than 2 years	TOTAL
As of June 30, 2024
Deferred consideration	17,500	—	—	17,500
Contingent consideration	1,427	—	—	1,427
Borrowings and interest (1)	1,296	1,151	18,671	21,118
Trade and other payables	3,739	—	—	3,739
Lease liability	1,217	1,293	4,158	6,668
Total	25,179	2,444	22,829	50,452

As of December 31, 2023
Deferred consideration	19,229	—	—	19,229
Trade and other payables	7,373	—	—	7,373
Lease liability	533	522	1,018	2,073
Total	27,135	522	1,018	28,675